ING Life Insurance and Annuity Company and its Variable Annuity Account C

Opportunity Plus Multiple Option Group Variable Annuity Contracts

Supplement dated June 14, 2010 to the Contract Prospectus and Contract Prospectus Summary, each dated April 30, 2010, as amended.

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your current Contract
Prospectus and Contract Prospectus Summary for future reference.

1.	Effective June 1, 2010, the name of the subadviser for ING Van Kampen Comstock Portfolio and ING Van
Kampen Equity and Income Portfolio changed from Morgan Stanley Investment Management, Inc. (d/b/a Van
Kampen) to Invesco Advisers, Inc.

2.	Effective as of the date noted above, the information for the funds referenced above appearing in the Contract
Prospectus under Appendix III–Fund Descriptions, and in the Contract Prospectus Summary under Appendix
VI–Fund Descriptions, is hereby deleted and replaced with the following:

Fund Name and Investment Adviser/Subadviser	Investment Objective(s)
ING Partners, Inc. – ING Van Kampen Comstock	Seeks capital growth and income.
Portfolio

Investment Adviser: Directed Services LLC

Subadviser: Invesco Advisers, Inc.
ING Partners, Inc. – ING Van Kampen Equity	Seeks total return, consisting of long-term capital
and Income Portfolio	appreciation and current income.

Investment Adviser: Directed Services LLC

Subadviser: Invesco Advisers, Inc.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided
by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers, LLC (member SIPC),
One Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING
Financial Advisers, LLC has selling agreements.

X.75962-10B	June 2010